UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      March 25, 2019

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
454 Satellite Boulevard, NW Suite 100 Suwanee, Georgia 30024
(Address of Principal Executive Offices)

(678) 869-5116

(Registrant’s telephone number, including area code)

AdCare Health Systems, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2019, the Board of Directors (the “Board”) of Regional Health Properties, Inc. (the “Company”) appointed Brent Morrison, a director, interim Chief Executive Officer and interim President of the Company, to serve as the Company’s Chief Executive Officer and President.

As of March 25, 2019, the Board and Compensation Committee of the Board further resolved that Mr. Morrison’s current compensation plan with respect to his services as interim Chief Executive Officer, interim President and director will remain in place until the negotiation and execution of an Employment Agreement for his services to the Company as the Company’s Chief Executive Officer and President is complete, such current compensation plan is described in the Company’s Current Report on Form 8-K filed on March 5, 2019 and under Part III., Item 11., “Executive Compensation - Compensation Arrangements – With Current Officers - Mr. Morrison” and Part III., Item 11., “Director Compensation – “Director Compensation and Reimbursement Arrangements” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, which description is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.

Biographical information for Mr. Morrison is set forth below.

 Mr. Morrison has served as the Company’s Interim Chief Executive Officer and Interim President since October 18, 2017 and as a director since October 2014. Mr. Morrison is currently the Managing Director of Zuma Capital Management LLC, a position he has held since 2012. Prior thereto, Mr. Morrison was a Research Analyst for Wells Fargo Advisors from 2012 to 2013, the Senior Research Analyst at the Strome Group, a private investment firm, from 2009 to 2012, a Research Analyst at Clocktower Capital, LLC, a global long/short equity hedge fund based in Beverly Hills, California, from 2007 to 2009 and a Vice President of Wilshire Associates, a financial consulting firm, from 1999 to 2007. Mr. Morrison also served on the board of directors of iPass Inc., which provides global enterprises and telecommunications carriers with cloud-based mobility management and Wi-Fi connectivity services, from May 2015 to June 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 29, 2019	REGIONAL HEALTH PROPERTIES, INC.

/s/ E. Clinton Cain
E. Clinton Cain
Interim Chief Financial Officer Senior Vice President and Chief Accounting Officer (Principal Financial and Accounting Officer)

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